UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2021

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 W. Germantown Pike, Suite 215 Plymouth Meeting, PA		19462
(Address of principal executive offices)		(Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Harmony Biosciences Holdings, Inc. (the “Company”) will hold its 2021 virtual annual meeting of stockholders (the “2021 Annual Meeting”) on Thursday, May 20, 2021 at 1:00 p.m. Eastern Time. The Company’s Board of Directors has established the close of business on March 22, 2021 as the record date for determining stockholders entitled to vote at the 2021 Annual Meeting. Additional information regarding the 2021 Annual Meeting will be disclosed in the Company’s Proxy Statement on Schedule 14A to be filed with the Securities and Exchange Commission (the “SEC”).

To be considered for inclusion in this year’s proxy materials for the 2021 Annual Meeting, stockholder proposals must be submitted in writing by March 1, 2021. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with the Company’s Amended and Restated Bylaws (the “Bylaws”) and all applicable rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting to be included in the Company’s proxy materials for the 2021 Annual Meeting must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the Company’s Secretary at the Company’s principal executive offices on or before the close of business on March 1, 2021. The March 1, 2021 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act. Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2021 Annual Meeting or director nomination should be sent to the Company’s Secretary at Harmony Biosciences Holdings, Inc., 630 W. Germantown Pike, Suite 215, Plymouth Meeting, PA 19462, Attention: Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: February 19, 2021	By:	/s/ John C. Jacobs
John C. Jacobs
President and Chief Executive Officer